                    DAIWA MORTGAGE ASSET PURCHASE AGREEMENT


            This Mortgage Asset Purchase Agreement (this "Agreement"), dated and effective as of December 19, 1996, is made between Daiwa Finance Corp. (the "Seller") and American Southwest Financial Securities Corporation (the "Depositor").

            The Depositor intends to create a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by the Depositor's Commercial Mortgage Pass-Through Certificates, Series 1996-FHA1. The Seller and the Depositor both intend for the Seller to convey to LaSalle National Bank, as trustee for the Trust Fund (the "Trustee"), or cause to be conveyed to the Trustee (i) certain fixed-rate, fully-amortizing mortgage loans (the "Daiwa FHA Loans") insured by the Federal Housing Administration (the "FHA") of the United States Department of Housing and Urban Development ("HUD") under certain sections of the National Housing Act of 1934, as amended (the "Housing Act"), and secured by liens on multifamily rental housing developments (collectively, "Multifamily Properties") or nursing homes, intermediate care facilities, board and care homes or other nursing facilities (collectively, "Nursing Facilities") and (ii) certain securities (the "Daiwa GNMA Certificates"; collectively with the Daiwa FHA Loans, the "Daiwa Mortgage Assets") guaranteed by the Government National Mortgage Association ("GNMA") and backed by fixed-rate, level payment, fully-amortizing mortgage loans (the "Daiwa Underlying Loans"; collectively with the Daiwa FHA Loans, the "Daiwa FHA Loans") insured by the FHA and secured by liens on Multifamily Properties or Nursing Facilities.

            The Trust Fund will be created, and the Daiwa Mortgage Assets will be conveyed at the direction of the Depositor, pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of December 1, 1996 (the "Cut-off Date"), among the Depositor, Greystone Servicing Corporation as Master Servicer (the "Master Servicer"), the Seller, Greystone Funding Corporation ("Greystone Funding") and the Trustee. Greystone Funding transferred, or caused the transfer of all legal and beneficial ownership of the Greystone Mortgage Assets (as such term is defined in the Greystone Mortgage Asset Purchase Agreement) to the Trustee, at the direction of the Depositor, pursuant to a Mortgage Asset Purchase Agreement, dated and effective as of December 19, 1996 (the "Greystone Mortgage Asset Purchase Agreement"), among Greystone Funding and the Depositor. Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Daiwa Securities America Inc. ("Daiwa Securities", Daiwa Securities and DLJ each an "Underwriter", and together, the "Underwriters"), Greystone Funding, the Seller and the Depositor have participated in the preparation of a Prospectus Supplement dated December 19, 1996 (the "Prospectus Supplement") to a Prospectus, dated July 25, 1995 (and together with the Prospectus Supplement, the "Prospectus") and a Private Placement Memorandum dated December 27, 1996 (the "Memorandum") relating to American Southwest Financial Securities Corporation Commercial Mortgage Pass-Through Certificates, Series 1996-FHA1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-Z, Class S, Class B, Class R-I, Class R-II and Class R-III (the "Certificates") to be issued pursuant to the Pooling and Servicing Agreement. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-Z and Class S Certificates will be sold to the Underwriters pursuant to an Underwriting Agreement (the "Underwriting

Agreement"), to be dated as of December 19, 1996, among DLJ, Daiwa Securities and the Depositor.

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                                    - 2 -


            The Seller, Greystone Funding, DLJ and Daiwa Securities are all parties to a Letter Agreement (the "Letter Agreement"), dated December 19, 1996, pursuant to which certain parties have agreed to share in certain costs and expenses incurred in connection with the issuance of the Certificates.

            Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration, the parties acknowledge and agree as follows:

            SECTION 1. Agreement to Sell and Assign the Daiwa Mortgage Assets and enter into the Pooling and Servicing Agreement.

            (a) At the direction of the Depositor, in accordance with the terms and conditions of the Pooling and Servicing Agreement, the Seller agrees to sell, assign and deliver to the Trustee, all of its right, title and interest in and to, or cause the assignment and delivery of the Daiwa Mortgage Assets, without recourse initially for the benefit of the Depositor and immediately thereafter for the benefit of the Certificateholders, identified on the schedule annexed hereto as Exhibit A, as such schedule may be amended from time to time pursuant to the terms hereof (the "Daiwa Mortgage Asset Schedule") (exclusive of the right to receive any Retained Yield (the "Daiwa Retained Yield") in respect of any Daiwa FHA Loan assigned to the FHA (a "Daiwa FHA Assigned Loan") and/or of any Daiwa FHA Debentures which may be acquired as part of the Trust Fund). The Daiwa Mortgage Assets will have an aggregate principal balance (the "Initial Balance") as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received, and subject to a variance of plus or minus 5%, of approximately $128,857,177. The sale and assignment of the Daiwa Mortgage Assets shall take place on or about December 27, 1996 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Seller's conveyance of the Daiwa Mortgage Assets to the Trustee (as set forth in the first sentence of this Section 1(a)) for the benefit of the Certificateholders shall consist of a cash amount equal to approximately $136,849,686, together with interest accrued on each Daiwa Mortgage Asset at the related Mortgage Rate (net of any applicable servicing fee) or GNMA Certificate Rate, as applicable, for the period from and including December 1, 1996 up to but not including the Closing Date (which cash amount shall be paid to the Seller by or on behalf of the Depositor by wire transfer in immediately available funds on the Closing Date).

            (b) The Trustee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Daiwa Mortgage Assets due on or before the Cut-off Date and other than the Daiwa Retained Yield in respect of any Daiwa FHA Assigned Loan and/or any Daiwa FHA Debentures acquired as part of the Trust
Fund). All scheduled payments of principal and interest due on the Daiwa Mortgage Assets on or before the Cut-off Date but collected (and, in the case of an Daiwa Underlying Loan, passed

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                                    - 3 -


through on the related Daiwa GNMA Certificate) after the Cut-off Date, and all recoveries of the Daiwa Retained Yield in respect of any Daiwa FHA Assigned Loan and/or any FHA Debentures acquired as part of the Trust Fund and prior to purchase out of the Trust Fund, shall belong to, and be promptly remitted to, the Seller.

            (c) In connection with the transactions contemplated by this Agreement, the Seller hereby agrees to execute and deliver the Pooling and Servicing Agreement, substantially in the form attached hereto as Exhibit B, with such reasonable changes and modifications as the parties hereto may agree or as may be requested by the Trustee or as may be required by Standard & Poor's Ratings Services ("S&P") in connection with its rating of certain Classes of the Certificates.

            SECTION 2. Examination of Daiwa Mortgage Files and Due Diligence Review. The Seller delivered to the Depositor a magnetic disk acceptable to the Depositor which contains such information about the Daiwa Mortgage Assets, the Daiwa Underlying Loans and the Multifamily Properties and Nursing Facilities securing the Daiwa FHA Loans and the Daiwa Underlying Loans (such properties, the "Daiwa Mortgaged Properties") as has been requested by the Depositor, and shall otherwise continue to cooperate fully with the Depositor in its examination of the credit files, underwriting documentation and Daiwa Mortgage Files for the Daiwa FHA Loans and its general due diligence review of the Daiwa Mortgage Assets and the Seller. If the Depositor identifies, prior to the determination of the Initial Purchase Price (as such term is defined in the Letter Agreement), any Daiwa Mortgage Assets that, in its sole reasonable discretion, do not conform to its requirements, including, but not limited to, the FHA Loan document delivery requirements as are set forth in Section 2.01 of the Pooling and Servicing Agreement and described in the Prospectus, or for any other reason decides, in its sole reasonable discretion, to exclude any Daiwa Mortgage Asset from this transaction, then the Depositor shall inform the Seller of the reasons for the exclusion of any Daiwa Mortgage Asset from this transaction, and such Daiwa Mortgage Asset shall be deleted from the Daiwa Mortgage Asset Schedule. The Depositor may, at its option and without notice to the Seller, accept all or part of the Daiwa Mortgage Assets without conducting any partial or complete examination. The fact that the Depositor has conducted or has failed to conduct any partial or complete examination of the Daiwa Mortgage Files for the Daiwa FHA Loans or other general due diligence review of the Daiwa Mortgage Assets or the Seller shall not in any manner impair or otherwise adversely affect the Depositor's, the Trustee's and/or the Certificateholders' rights and remedies hereunder or under the Pooling and Servicing Agreement or otherwise at law or in equity.


      On or prior to the Closing Date, the Seller shall allow representatives of the Depositor, DLJ and Daiwa Securities to examine and audit all books, records and files pertaining to the Daiwa Mortgage Assets. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to Seller's normal business operations. In the course of such examinations and audits, the Seller shall make available to such representatives of the Depositor and the Underwriters reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Daiwa Mortgage Assets and the terms of this Agreement and the Pooling and Servicing Agreement, and the Seller shall cooperate fully

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                                    - 4 -


with any such reasonable examination and audit in all respects. On or prior to the Closing Date, the Seller agrees to provide the Depositor and the Underwriters with all material information regarding the financial condition of the Seller and to provide access to knowledgeable financial and accounting officers for the purpose of answering questions with respect to the Seller's financial condition, the Seller's financial statements as provided to the Depositor and/or the Underwriters, and other relevant developments affecting the Seller.

            SECTION 3. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to, and covenants with, the Depositor, as of the date hereof, that:

                  (i) the Seller is a corporation, duly organized, validly existing and in good standing under the laws of the state of New York;

                  (ii) the Seller has the full corporate power and authority to transfer and deliver the Daiwa Mortgage Assets in its possession to the Trustee and to cause the transfer and delivery of the Daiwa Mortgage Assets held by the Daiwa Titleholders (as defined in the Pooling and Servicing Agreement) and Daiwa Securities America, Inc. to the Trustee, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement, the Letter Agreement and the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of the Seller the execution, delivery and performance of this Agreement, the Letter Agreement and the Pooling and Servicing Agreement; and, assuming the due authorization, execution and delivery of this Agreement, the Letter Agreement and the Pooling and Servicing Agreement by the other parties hereto and thereto, this Agreement constitutes, and the Pooling and Servicing Agreement and the Letter Agreement will constitute, the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except that (A) such enforceability may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                  (iii) the execution and delivery by the Seller of this Agreement, the Letter Agreement and the Pooling and Servicing Agreement, the transfer of the Daiwa Mortgage Assets by the Seller and on their behalf by (i) the Daiwa Titleholders (as defined in the Pooling and Servicing Agreement), each of which are FHA-Approved Mortgagees and (ii) Daiwa Securities, the consummation of any other of the transactions contemplated herein or in the Pooling and Servicing Agreement or in the Letter Agreement and the fulfillment of or compliance with the terms hereof and of the Pooling and Servicing Agreement and the Letter Agreement are in the ordinary course of business of the Seller and will not (A) result in a material breach of any term or provision of the organizational documents of the Seller or (B) materially conflict with, result in a material

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                                    - 5 -


      breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, in the Seller's good faith and reasonable judgment, would in the future materially and adversely affect, (X) the ability of the Seller to perform its obligations under this Agreement or the Letter Agreement or the Pooling and Servicing Agreement or (Y) the business, operations, financial condition, properties or assets of the Seller;

               (iv) no litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Seller to transfer, or cause to be transferred, the Daiwa Mortgage Assets or to perform in all material respects any of its other obligations hereunder or under the Pooling and Servicing Agreement or under the Letter Agreement in accordance with the terms hereof or thereof;

                (v) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Seller pursuant to this Agreement or in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the information, certificate, statement or report not misleading;


               (vi) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the Letter Agreement or the Pooling and Servicing Agreement or the consummation of the transactions contemplated hereby or thereby, or if any such consent, approval, authorization or order is required, the Seller has, or prior to the Closing Date will have, obtained the same;

              (vii) the consummation of the transactions contemplated by this Agreement, the Letter Agreement and the Pooling and Servicing Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

             (viii) The Daiwa Information (as defined in Section 6(a) hereof) set forth in the Prospectus and the Memorandum does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


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                                    - 6 -


            (ix) The Daiwa Mortgage Assets identified on the Daiwa Mortgage Asset Schedule attached hereto were not selected for inclusion therein from the Seller's portfolio on any basis which would (1) cause private institutional investors to regard the Daiwa Mortgage Assets as an unacceptable investment, (2) cause the Daiwa Mortgage Assets to become delinquent or (3) affect adversely the value or marketability of the Daiwa Mortgage Assets.

            (x) In selecting the Daiwa Mortgage Assets for sale pursuant hereto, no selection procedure was employed by the Seller that was intended to adversely affect the interests of the Depositor or its successors and assigns, including the delinquency or loss characteristics of the Daiwa Mortgage Assets.

            SECTION 4. Closing. The closing of the sale of the Daiwa Mortgage Assets (the "Closing") shall be held at the offices of Thacher Proffitt & Wood, Two World Trade Center, New York, New York 10048 at 10:00 A.M., New York time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in this Agreement, the Letter Agreement and/or the Pooling and Servicing Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 5 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Depositor, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) All other terms and conditions of this Agreement, the Letter Agreement and the Pooling and Servicing Agreement required to be complied with on or before the Closing Date shall have been complied with and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (d) The Class A Certificates and Class S Certificates shall have been assigned the ratings set forth in the Prospectus Supplement by S&P;

            (e) The Seller shall have paid all fees and expenses payable by it to the Depositor or otherwise pursuant to this Agreement and the Letter Agreement; and

            (f) All other terms and conditions of the Underwriting Agreement, Letter Agreement, the Pooling and Servicing Agreement and the Greystone Mortgage Asset Purchase Agreement required to be complied with on or before the Closing Date shall have been complied with by the parties thereto.

            Both parties hereto agree to act in good faith and use their best efforts to perform their respective obligations hereunder in a manner that will enable the Seller to convey the Daiwa

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                                    - 7 -


Mortgage Assets on the Closing Date. Except as may be limited of superseded by the terms of the Letter Agreement, if any of the foregoing conditions shall not have been satisfied in all material respects as and when required under this Agreement, other than by reason of a material breach of any covenants or agreements contained herein on the part of the Depositor, or if the Seller is in material breach of any covenants or agreements contained herein, then the Depositor shall be entitled to terminate this Agreement (exclusive of any payment or reimbursement obligations of the Seller hereunder), cancel all of its obligations hereunder and pursue any other right or remedy available at law or in equity.

            SECTION 5. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement, the Pooling and Servicing Agreement and the Letter Agreement, duly executed and delivered by the Seller and by each of the other parties thereto;

            (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Depositor and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the Pooling and Servicing Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement, the Letter Agreement or the Pooling and Servicing Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Depositor and the Underwriters may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Pooling and Servicing Agreement, the Letter Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) The resolutions of the board of directors of the Seller and any requisite shareholder consent authorizing the Seller's entering into the transactions contemplated by this Agreement, the certificate of incorporation and by-laws of the Seller as in effect on the Closing Date, and a certificate of good standing of the Seller issued by the Secretary of State of New York not earlier than thirty (30) days prior to the Closing Date;

            (e) One or more letters from a firm of certified public accountants acceptable to the Depositor and the Seller, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature constituting part of Daiwa's Information (as defined in

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                                    - 8 -


Section 6(a) below) in the Prospectus and the Memorandum agrees with the records of the Seller and the Master Servicer;

            (f) Such written opinion or opinions of Ballard Spahr Andrews & Ingersoll, counsel for the Seller and Greystone Funding, as may be required by the Depositor and its counsel with respect to matters relating to the Seller and Greystone Funding, this Agreement and the Pooling and Servicing Agreement, in form and substance acceptable to the Depositor and its counsel, with any modifications required by S&P, dated the Closing Date and addressed to the Depositor, the Underwriters and S&P, together with such other written opinions as may be required by the S&P; and

            (g) Such further certificates, opinions and documents as the Depositor may reasonably request.

            SECTION 6.  Indemnification.

            (a) The Seller agrees to indemnify and hold harmless the Depositor, each Underwriter, Greystone Funding and the Master Servicer, their respective officers and directors, and each person, if any, who controls any such Person within the meaning of either Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part, directly or indirectly, upon any untrue statement or alleged untrue statement of a material fact set forth in the Prospectus Supplement in the first narrative paragraph on the cover page thereof (which paragraph carries over to page S-2), under the captions "SUMMARY OF TERMS--Sellers", "--The Mortgage Pool", "--Prepayment Provisions of the Mortgage Loans", "--FHA Insurance and GNMA Guaranty" (other than information contained therein regarding specific terms of the Pooling and Servicing Agreement) and "--Servicing Fees", "RISK FACTORS--The Mortgage Assets", "DESCRIPTION OF THE MORTGAGE POOL", "FHA MORTGAGE INSURANCE PROGRAMS" (except for information under the sub-heading "-- FHA Default and Prepayment Experience"), "GNMA MORTGAGE-BACKED SECURITIES PROGRAM" and "DAIWA FINANCE CORP." or elsewhere in the Prospectus Supplement with respect to, or based on information provided by or on behalf of the Seller regarding, specific characteristics of the Daiwa Mortgage Assets, the Daiwa FHA Loans, the Daiwa Underlying Loans, the Mortgaged Properties securing the Daiwa Mortgage Loans and/or the Daiwa Underlying Loans, and/or the Seller and its affiliates (collectively, the "Daiwa Information"), or arise out of or are based upon any omission or alleged omission to state in the Daiwa Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The Seller further agrees to indemnify and hold harmless the Depositor, each Underwriter, Greystone Funding and the Master Servicer, their respective officers and directors, and each person, if any, who controls any such Person within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity with reference to the inclusion of information in the Memorandum or any

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                                    - 9 -


amendment thereof or supplement thereto substantially identical to that included in the Prospectus Supplement with respect to the Daiwa Information (all such substantially identical information included in the Memorandum also being referred to herein as the "Daiwa Information"). The Seller further agrees to indemnify and hold harmless the Depositor, each Underwriter, Greystone Funding and the Master Servicer, their respective officers and directors, and each person, if any, who controls any such Person within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part, directly or indirectly, upon any untrue statement or alleged untrue statement of a material fact in any ABS Terms Sheets or Computational Materials (as such terms are defined in the Underwriting Agreement), including any amendments thereof or supplements thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, which untrue statement, alleged untrue statement, omission or alleged omission, in turn, arose out of or was based upon any information or data provided by or on behalf of the Seller to DLJ or the Depositor regarding the Daiwa Mortgage Assets, the Daiwa FHA Loans, the Daiwa Underlying Loans, the Mortgaged Properties securing the Daiwa FHA Loans and/or the Daiwa Underlying Loans, and/or the Seller or its affiliates (such information or data so supplied by or on behalf of the Seller the "Daiwa Raw Data"); provided that the Seller shall not be liable for any untrue statement, alleged untrue statement, omission or alleged omission in any Computational Materials or ABS Term Sheets, or in any amendments thereof or supplements thereto, which arose out of or was based upon any Daiwa Raw Data which (although subsequently determined to be erroneous or incomplete) was, at the time that any such Daiwa Raw Data was delivered to the Depositor or DLJ, believed by the Seller to the best of its knowledge to be accurate and complete. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

            (b) Promptly after receipt by any person entitled to indemnification under this Section 6 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Depositor, representing all the indemnified parties under Section 6(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

            (c) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (d) The parties hereto agree that it would not be just and equitable if contribution pursuant to Section 6(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 6(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 6, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined not to be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The indemnity and contribution agreements contained in this
Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,

(ii) any investigation made by the Depositor, any of the Underwriters, any of their respective directors or officers, or any person controlling the Depositor or the Underwriters, and (iii) conveyance of and payment for the Daiwa Mortgage Assets.


            (f) Without in any way limiting any other Person's right to contribution otherwise provided for pursuant to this Section 6, the Seller agrees that in the event contribution is obtained pursuant to this Section 6 from the Seller, as between the Seller and Greystone Funding, the Seller will each pay its proportionate share of such contribution based on the portion of the Mortgage Assets sold to the Depositor by the Seller in connection with the issuance and sale of the Certificates.

            SECTION 7. Costs. The Seller, but only to the extent and in the manner set forth in the Letter Agreement, shall be responsible for, and shall pay or reimburse the Depositor with respect to the aggregate of the following amounts: (i) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs and expenses of the Trustee (including reasonable attorneys' fees); (iii) fees in connection with the registration of the Class A Certificates and the Class S Certificates under the 1933 Act; (iv) the fees charged by S&P to rate the Publicly Offered Certificates; (v) the fees and disbursements of Thacher Proffitt & Wood, as counsel to DLJ, and the fees and disbursements of O'Conner Cavanagh, Anderson Westover, Killingsworth & Beshears, as counsel to the Depositor; and (vi) the cost of obtaining a "comfort letter or letters" from a firm of certified public accountants selected by the Depositor with respect to numerical information in respect of the Daiwa Mortgage Assets and Certificates included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 8. Conveyance of GNMA Certificates. Daiwa Securities hereby agrees to transfer and assign to the Trustee (for good and valuable consideration hereunder as may be allocated from the proceeds received by Daiwa Finance hereunder) without recourse, initially for the benefit of the Depositor and, upon issuance of the Certificates, for the exclusive benefit of the Certificateholders all the right, title and interest of Daiwa Securities in the Daiwa GNMA Certificates identified on the Daiwa Mortgage Asset Schedule. Daiwa Securities makes no representations, warranties or covenants with respect to the GNMA Certificates or other Daiwa Mortgage Assets and assumes no obligations other than the obligation to transfer and assign to the Trustee the GNMA Certificates under this paragraph.

            SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, or Federal Express or other nationally recognized courier service or transmitted by facsimile, telex or telegraph and confirmed by a similar mailed writing: if to the Depositor, addressed to the Depositor at 2390 East Camelback Road, Suite 225, Phoenix, Arizona 85016, or to such other address as may hereafter be furnished to the Seller in writing by the Depositor; if to the Seller, addressed to the Seller at Daiwa Finance Corp., 32 Old Slip,

New York, New York 10005, Attention: Steve Sherwyn, Esq. with an additional copy to Ms. Takkai Wang, or to such address as the Seller may designate in writing to the Depositor.

            SECTION 10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller and the Master Servicer submitted pursuant hereto or in connection with the transactions contemplated hereby, shall remain operative and in full force and effect and shall survive delivery of the Daiwa Mortgage Assets by the Seller to the Trustee.

            SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 14. Further Assurances. The Seller, the Master Servicer and the Depositor agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 15. Successors and Assigns. The rights and obligations of the Seller and the Master Servicer under this Agreement shall not be assigned by the Seller or the Master Servicer, as the case may be, without the prior written consent of the Depositor, except that any person into which the Seller or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Master Servicer is a party, or any person succeeding to all or substantially all of the business of the Seller and the Master Servicer, shall be the successor to the Seller or the Master Servicer, as the case may be, hereunder. The Depositor has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Depositor. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Master Servicer and the Depositor, and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 6.

            SECTION 16. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 17. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Underwriters, Greystone and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

            IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                           DAIWA FINANCE CORP., Seller


                           By:______________________________
                           Name:____________________________
                           Title:___________________________

                           AMERICAN SOUTHWEST FINANCIAL
                           SECURITIES CORPORATION, Depositor


                           By:______________________________
                           Name:____________________________
                           Title:___________________________

Acknowledged and Agreed to solely for the purposes of Section 8 hereof:

DAIWA SECURITIES AMERICA INC.

By:______________________________
Name:____________________________
Title:___________________________

                                   EXHIBIT A

                            MORTGAGE ASSET SCHEDULE

                               Daiwa Finance Corp.

                             MORTGAGE ASSET SCHEDULE


    Loan Number       Mortgage        Mortgage     Section of                      Original
  (corresponding        Asset         Property       Housing       GNMA Pool       Principal             Cut-Off Date      Lien
  to Prospectus)        Type            Type           Act          Number          Balance                 Balance      Position
  --------------      --------        --------     ----------      ---------       ---------             ------------    --------
         1*             GNMA        Multifamily       223f         402308PL     $12,583,228.00          $12,441,203.24     First
         3              GNMA          Nursing         223a7        436933PL     $11,040,700.00          $11,030,669.86     First

         7               FHA          Nursing         223a7           N/A        $7,942,900.00           $7,938,262.27     First
         9               FHA        Multifamily       223f            N/A        $7,800,100.00           $7,790,441.85     First
        11               FHA          Nursing         223f            N/A        $7,402,500.00           $7,396,846.53     First
        15              GNMA        Multifamily       223f         429325PL      $5,450,000.00           $5,442,661.96     First
        18               FHA        Multifamily       221d4           N/A        $4,943,000.00           $4,937,835.39     First
        20               FHA          Nursing          232            N/A        $4,549,445.00           $4,483,182.91     First

        21               FHA        Multifamily       223f            N/A        $4,505,000.00           $4,458,246.24     First
        22               FHA          Nursing         223f            N/A        $3,995,000.00           $3,990,142.49     First
        25               FHA        Multifamily       221d4           N/A        $3,813,200.00           $3,808,907.19     First
        26              GNMA        Multifamily       223f         372752PL      $3,758,600.00           $3,755,508.03     First
        29               FHA          Nursing         223f            N/A        $3,478,200.00           $3,475,510.39     First
        33              GNMA        Multifamily       223f         420201PN      $2,919,000.00           $2,916,367.21     First
        34               FHA        Multifamily       223f            N/A        $2,899,500.00           $2,899,500.00     First
        39               FHA          Nursing         223f            N/A        $2,701,300.00           $2,698,015.51     First
        42              GNMA        Multifamily       241f         378387PN      $2,392,800.00           $2,377,104.74    Second
        43               FHA          Nursing          232            N/A        $2,212,800.00           $2,208,574.32     First
        44               FHA        Multifamily       221d4           N/A        $2,205,000.00           $2,195,585.18     First
        45               FHA          Nursing          232            N/A        $2,187,200.00           $2,181,057.78     First
        46               FHA          Nursing          232            N/A        $2,160,000.00           $2,149,274.05     First
        47               FHA          Nursing         223f            N/A        $2,125,000.00           $2,122,416.20     First
        50              GNMA        Multifamily       223f         414001PL      $1,755,200.00           $1,754,051.85     First
        51               FHA        Multifamily       221d4           N/A        $1,738,900.00           $1,724,783.37     First
        53               FHA          Nursing          232            N/A        $1,709,100.00           $1,706,846.35     First
        55              GNMA        Multifamily       241f         378389PN      $1,707,700.00           $1,685,622.50    Second
        56               FHA          Nursing         223d            N/A        $1,655,000.00           $1,654,033.67    Second
        57              GNMA        Multifamily       223a7        420200PN      $1,624,500.00           $1,621,888.79     First
        58               FHA        Multifamily       223f            N/A        $1,568,500.00           $1,548,123.01     First

        60               FHA          Nursing         223f            N/A        $1,421,600.00           $1,419,871.50     First
        61              GNMA        Multifamily       223f         432832PL      $1,348,600.00           $1,347,420.26     First
        63               FHA        Multifamily        241            N/A        $1,302,400.00           $1,296,916.66    Second
                         FHA        Multifamily       223f            N/A        $1,139,700.00           $1,129,714.75     First
        64
        65              GNMA        Multifamily       221d4        373433PN      $1,053,900.00           $1,044,232.69     First




    Loan Number
  (corresponding     Mortgage      Net Asset       Servicing        First Due         Stated
  to Prospectus)       Rate          Ratio         Fee Rate           Date         Maturity Date
  --------------       ----          -----         --------           ----         -------------
         1*           8.375%        8.105%           0.270%         11/01/94         10/15/29
         3            8.450%        8.180%           0.270%         11/01/96         02/15/30

         7            8.500%        8.305%           0.195%         11/01/96         12/01/34
         9            8.250%        8.045%           0.205%         10/01/96         09/01/31
        11            8.550%        8.355%           0.195%         11/01/96         10/01/31
        15            8.000%        7.730%           0.270%         11/01/96         10/15/26
        18            9.125%        8.910%           0.215%         08/01/96         07/01/36
        20            9.000%        8.820%           0.180%         09/01/94         03/01/26

        21            8.900%        8.680%           0.220%         10/01/94         09/01/29
        22            8.500%        8.305%           0.195%         11/01/96         10/01/26
        25            9.500%        9.305%           0.195%         07/01/96         06/01/36
        26            8.250%        7.980%           0.270%         11/01/96         10/15/31
        29            8.500%        8.305%           0.195%         11/01/96         10/01/31
        33            7.875%        7.605%           0.270%         10/01/96         10/15/31
        34            8.125%        7.785%           0.340%         12/01/96         12/01/31
        39            8.500%        8.305%           0.195%         11/01/96         10/01/26
        42            8.750%        8.355%           0.395%         11/01/94         10/15/34
        43            9.125%        8.930%           0.195%         04/01/96         03/01/36
        44            9.250%        9.055%           0.195%         05/01/95         04/01/35
        45           10.000%        9.180%           0.820%         05/01/96         10/01/28
        46            9.750%        9.555%           0.195%         03/01/96         11/01/25
        47            8.500%        8.305%           0.195%         11/01/96         10/01/26
        50            8.125%        7.855%           0.270%         11/01/96         11/15/26
        51            9.500%        8.910%           0.590%         11/01/93         10/01/33
        53            9.500%        9.230%           0.270%         06/01/96         05/01/36
        55            9.000%        8.605%           0.395%         05/01/95         04/15/24
        56            8.500%        8.305%           0.195%         11/01/96         12/01/34
        57            7.750%        7.480%           0.270%         10/01/96         01/15/30
        58            9.250%        9.055%           0.195%         02/01/95         01/01/25
        60            8.500%        8.305%           0.195%         11/01/96         10/01/26
        61            8.000%        7.730%           0.270%         10/01/96         10/15/31
        63           10.000%        9.805%           0.195%         01/01/96         08/01/28
                      9.250%        8.930%           0.320%         12/01/94         11/01/29
        64
        65            8.950%        8.680%           0.270%         09/01/94         07/15/30

                               Daiwa Finance Corp.

                             MORTGAGE ASSET SCHEDULE


    Loan Number       Mortgage        Mortgage     Section of                      Original
  (corresponding        Asset         Property       Housing       GNMA Pool       Principal             Cut-Off Date      Lien
  to Prospectus)        Type            Type           Act          Number          Balance                 Balance      Position
  --------------      --------        --------     ----------      ---------       ---------             ------------    --------
        66               FHA        Multifamily       223f            N/A        $1,020,000.00           $1,012,990.69     First
        67               FHA        Multifamily       223f            N/A          $907,600.00             $901,698.13     First
        68               FHA          Nursing          232            N/A          $859,700.00             $857,717.45     First
        70               FHA          Nursing          232            N/A          $798,300.00             $796,134.95     First
        72               FHA          Nursing         223f            N/A          $765,000.00             $760,678.31     First
        73               FHA          Nursing          241            N/A          $700,000.00             $699,826.43    Second
        75              GNMA        Multifamily       241f         394108PL        $627,000.00             $623,332.08    Second
        76               FHA          Nursing         223d            N/A          $584,400.00             $581,345.23    Second
        77               FHA        Multifamily       241f            N/A          $557,500.00             $550,974.33    Second
        78               FHA        Multifamily       241f            N/A          $484,000.00             $482,682.61    Second
        79               FHA        Multifamily       223f            N/A          $480,800.00             $476,358.02     First
        80               FHA        Multifamily       241f            N/A          $310,000.00             $307,793.06    Second
        81               FHA        Multifamily       241f            N/A          $175,600.00             $174,827.00    Second
                                                                               ----------------------------------------
                                                                               $129,359,473.00         $128,857,177.03
                                                                               ========================================


    Loan Number
  (corresponding     Mortgage      Net Asset       Servicing        First Due         Stated
  to Prospectus)       Rate          Ratio         Fee Rate           Date         Maturity Date
  --------------       ----          -----         --------           ----         -------------
        66            9.250%        9.055%           0.195%         05/01/95         04/01/30
        67            9.250%        8.930%           0.320%         06/01/95         05/01/30
        68            9.500%        9.180%           0.320%         01/01/96         12/01/35
        70            9.500%        9.180%           0.320%         11/01/95         10/01/35
        72            8.500%        8.180%           0.320%         11/01/95         10/01/30
        73            8.750%        8.545%           0.205%         12/01/96         01/01/36
        75            9.000%        8.480%           0.520%         12/01/94         11/15/34
        76            8.500%        7.920%           0.580%         12/01/95         11/01/30
        77            9.250%        9.055%           0.195%         12/01/94         11/01/26
        78            8.625%        8.430%           0.195%         02/01/96         01/01/36
        79            8.500%        8.160%           0.340%         11/01/96         10/01/07
        80            8.750%        8.555%           0.195%         09/01/94         08/01/34
        81            9.500%        9.305%           0.195%         03/01/95         02/01/35



Total Number of Loans = 47

Definitions
FHA - FHA Project Loan
GNMA = GNMA Pool
Nursing = Nursing Facility
N/A = Not Applicable
N/AV = Not Available
U/W = Underwriting Report

Lockout Date = In accordance with Mortgage Note and HUD regulations, loan is locked out prior to this date.

Lockout Penalties of 5, 4, 3, 2, 1 = 5% declining 1% per year until zero.

Date of NOI = Last day of fiscal year for which NOI was being calculated. If financial statements were not available, HUD underwriting reports were utilized.

* The original and current principal balance for Loan No. 1 represents approximately 46% of GNMA pool with an original balance or $27,538,200.00. All numbers relating to debt service and NOI were calculated based on entire loan.

                               Daiwa Finance Corp.

                             MORTGAGE ASSET SCHEDULE


   Loan Number                                                                     Prepayment Provisions
  (corresponding       Remaining Term to                                        -----------------------------
        to              Stated Maturity          Debenture        Retained       Lockout         Penalties
   Prospectus)            (in Months)              Rate          Yield Rate       Date          (thereafter)          City
   -----------            -----------              ----          ----------       ----          ------------          ----

        1*                    394                   N/A             0.00%       10/01/99         5,4,3,2,1       Virginia Beach
        3                     398                   N/A             0.00%         None        7% till 11-1-01    Voorhees
                                                                                               then 5,4,3,2,1

        7                     456                  7.250%           0.00%       11/01/01            None         Brighton
        9                     417                  7.250%           0.00%       08/31/06            None         Erwin
        11                    418                  7.250%           0.00%       09/26/06            None         Mt. Vernon
        15                    358                   N/A             0.00%       10/01/96         5,4,3,2,1       Lafayette
        18                    475                  8.375%           0.00%       11/01/01         5,4,3,2,1       Killeen
        20                    351                 11.500%           2.50%       07/01/94       10% declining     Westfield
                                                                                                1/2% per year

        21                    393                  7.750%           0.00%       09/01/99            None         Sierra Vista
        22                    358                  7.250%           0.00%       10/01/01         5,4,3,2,1       Greenville
        25                    474                  7.750%           0.00%       02/08/01         5,4,3,2,1       La Porte
        26                    418                   N/A             0.00%       11/01/06            None         Texas City
        29                    418                  7.250%           0.00%       10/01/01         5,4,3,2,1       Big Rapids
        33                    418                   N/A             0.00%       11/01/01         5,4,3,2,1       East Haven
        34                    419                  7.250%           0.00%       01/01/02         5,4,3,2,1       San Bernardino
        39                    358                  7.250%           0.00%       10/01/01         5,4,3,2,1       E. Lansing
        42                    454                   N/A             0.00%       09/30/04            None         Naugatuck
        43                    471                  8.375%           0.00%       01/01/01         5,4,3,2,1       Montrose
        44                    460                  8.375%           0.00%       03/08/00         5,4,3,2,1       Chicago
        45                    382                  7.750%           0.00%       07/28/00         5,4,3,2,1       Keysville
        46                    347                  8.375%           0.00%       12/01/00         5,4,3,2,1       Muskegon
        47                    358                  7.250%           0.00%       10/01/01         5,4,3,2,1       Litchfield
        50                    359                   N/A             0.00%       10/01/01         5,4,3,2,1       Spring Valley
        51                    442                  8.000%           0.00%       11/01/03            None         Duluth
        53                    473                  8.375%           0.00%       06/01/01         5,4,3,2,1       Lancaster
        55                    328                   N/A             0.00%       05/01/00         5,4,3,2,1       Cumberland
        56                    456                  7.250%           0.00%       11/01/01            None         Brighton
        57                    397                   N/A             0.00%       10/01/01         5,4,3,2,1       Miami Twnshp.
        58                    337                  7.750%           0.00%       01/01/00         5,4,3,2,1       Waterbury
        60                    358                  7.250%           0.00%       10/01/01         5,4,3,2,1       Zeeland
        61                    418                   N/A             0.00%       10/01/06            None         Burnsville
        63                    380                  8.375%           0.00%       11/01/00         5,4,3,2,1       Lexington
        64                    395                  7.750%           0.00%       11/01/99         5,4,3,2,1       Reynoldsburg
        65                    403                   N/A             0.00%       11/01/04            None         New Hope

        66                    400                  8.375%           0.00%       04/01/00         5,4,3,2,1       Biddeford




   Loan Number                                           Cut-Off Debt
  (corresponding                                            Service
        to                             Annual Debt         Coverage
   Prospectus)        State             Service             Ratio           NOI        Date of NOI
   -----------        -----             -------             -----           ---        -----------

        1*              VA            $2,437,655.00         1.17       $2,854,403.00     12/31/95
        3               NJ              $992,909.00         1.34       $1,330,613.00     12/31/95


        7               MA            $1,011,163.00         1.19       $1,011,163.00     U/W 1996
        9               NY              $681,876.00         1.53       $1,045,944.00     U/W 1996
        11              IL              $666,714.00         1.23        $822,500.00      U/W 1996
        15              IN              $479,882.00         1.30        $625,472.00      U/W 1996
        18              TX              $463,257.00         1.17        $542,367.00      U/W 1995
        20              NY              $435,077.00         1.90        $826,616.00      U/W 1994


        21              AZ              $419,790.00         1.33        $556,900.00      U/W 1994
        22              MI              $368,617.00         1.36        $500,520.00      U/W 1996
        25              TX              $370,671.00         1.17        $433,060.00      U/W 1994
        26              TX              $328,573.00         1.40        $459,304.00      U/W 1996
        29              MI              $311,728.00         1.55        $483,120.00      U/W 1996
        33              CT              $245,507.00         1.62        $397,369.00      U/W 1996
        34              CA              $250,294.00         1.32        $330,891.00      U/W 1996
        39              MI              $249,248.00         1.78        $444,866.00      U/W 1996
        42              CT              $215,975.00         N/AV               N/AV        N/AV
        43              MI              $207,383.00         1.27        $264,120.00      U/W 1995
        44              IL              $209,209.00         1.17        $244,714.00      U/W 1995
        45              GA              $227,667.00         1.20        $273,087.00      U/W 1994
        46              MI              $223,007.00         1.40        $312,225.00      U/W 1994
        47              MI              $196,073.00         1.28        $250,047.00      U/W 1996
        50              CA              $156,185.00         1.25        $195,120.00      U/W 1996
        51              MN              $169,034.00         1.17        $197,486.00      U/W 1992
        53              OH              $166,137.00         1.29        $213,635.00      U/W 1995
        55              MD              $164,197.00         N/AV               N/AV        N/AV
        56              MA              $146,452.00         N/AV       $1,011,163.00     U/W 1996
        57              OH              $136,276.00         1.44        $196,129.00      U/W 1996
        58              CT              $154,844.00         1.24        $191,401.00      U/W 1994
        60              MI              $131,170.00         1.32        $172,480.00      U/W 1996
        61              MN              $114,893.00         1.32        $151,891.00      U/W 1996
        63              KY              $135,477.00         N/AV               N/AV        N/AV
        64              OH              $109,787.00         1.24        $135,876.00      U/W 1994
        65              AL               $98,352.00         1.33        $130,878.00      U/W 1994
        66              ME               $98,256.00         1.37        $134,338.00      U/W 1995

                               Daiwa Finance Corp.

                             MORTGAGE ASSET SCHEDULE

   Loan Number                                                                     Prepayment Provisions
  (corresponding       Remaining Term to                                        -----------------------------
        to              Stated Maturity          Debenture        Retained       Lockout         Penalties
   Prospectus)            (in Months)              Rate          Yield Rate       Date          (thereafter)          City
   -----------            -----------              ----          ----------       ----          ------------          ----
        67                    401                  8.375%           0.00%       05/01/00         5,4,3,2,1       Cuyahoga Falls
        68                    468                  7.750%           0.00%       01/01/01         5,4,3,2,1       Wash. Crthse.
        70                    466                  7.750%           0.00%       11/01/00         5,4,3,2,1       Marysville
        72                    406                  7.250%           0.00%       11/01/00         5,4,3,2,1       Marysville
        73                    469                  7.250%           0.00%       11/01/06            None         Stamford
        75                    455                   N/A             0.00%       11/01/04            None         Excelsior
        76                    407                  7.250%           0.00%       11/01/05            None         Topsham
        77                    359                  7.750%           0.00%       11/30/99         5,4,3,2,1       Grand Island
        78                    469                  7.250%           0.00%       12/12/00         5,4,3,2,1       Los Angeles
        79                    130                  7.250%           0.00%       11/01/01            None         Irving
        80                    452                  7.750%           0.00%       07/23/99         5,4,3,2,1       Ashland
        81                    458                  8.375%           0.00%       01/27/05            None         Ashland



   Loan Number                                          Cut-Off Debt
  (corresponding                                           Service
        to                            Annual Debt         Coverage
   Prospectus)       State             Service             Ratio           NOI        Date of NOI
   -----------       -----             -------             -----           ---        -----------
        67             OH               $87,428.00         1.24        $108,204.00      U/W 1995
        68             OH               $83,569.00         1.27        $106,132.00      U/W 1994
        70             OH               $77,601.00         1.19         $92,559.00      U/W 1994
        72             OH               $68,562.00         1.31         $89,709.00      U/W 1995
        73             NY               $63,333.00         N/AV               N/AV        N/AV
        75             MO               $56,593.00         N/AV               N/AV        N/AV
        76             ME               $52,376.00         N/AV               N/AV        N/AV
        77             NE               $54,421.00         N/AV               N/AV        N/AV
        78             CA               $43,131.00         N/AV               N/AV        N/AV
        79             TX               $67,426.00         1.08         $72,541.00      U/W 1996
        80             OR               $27,981.00         N/AV               N/AV        N/AV
        81             OR               $17,070.00         N/AV               N/AV        N/AV





Total Number of Loans = 47

Definitions
FHA = FHA Project Loan
GNMA = GNMA Pool
Nursing = Nursing Facility
N/A = Not Applicable
N/AV = Not Available
U/W = Underwriting Report

Lockout Date = In accordance with Mortgage Note and HUD regulations, loan is locked out prior to this date.

Lockout Penalties of 5,4,3,2,1 = 5% declining 1% per year until zero.

Date of NOI = Last day of fiscal year for which NOI was being calculated. If financial statements were not available, HUD underwriting reports were utilized.

*The original and current principal balance for Loan No. 1 represents approximately 46% of a GNMA pool with an original balance of $27,538,200.00. All numbers relating to debt service and NOI were calculated based on entire loan.

                                   EXHIBIT B

                 DRAFT OF THE POOLING AND SERVICING AGREEMENT

                         [To be provided upon request]

                               Daiwa Finance Corp.

                             MORTGAGE ASSET SCHEDULE


    Loan Number       Mortgage        Mortgage     Section of                      Original
  (corresponding        Asset         Property       Housing       GNMA Pool       Principal             Cut-Off Date      Lien
  to Prospectus)        Type            Type           Act          Number          Balance                 Balance      Position
  --------------      --------        --------     ----------      ---------       ---------             ------------    --------
         1*             GNMA        Multifamily       223f         402308PL     $12,583,228.00          $12,441,203.24     First
         3              GNMA          Nursing         223a7        436933PL     $11,040,700.00          $11,030,669.86     First

         7               FHA          Nursing         223a7           N/A        $7,942,900.00           $7,938,262.27     First
         9               FHA        Multifamily       223f            N/A        $7,800,100.00           $7,790,441.85     First
        11               FHA          Nursing         223f            N/A        $7,402,500.00           $7,396,846.53     First
        15              GNMA        Multifamily       223f         429325PL      $5,450,000.00           $5,442,661.96     First
        18               FHA        Multifamily       221d4           N/A        $4,943,000.00           $4,937,835.39     First
        20               FHA          Nursing          232            N/A        $4,549,445.00           $4,483,182.91     First

        21               FHA        Multifamily       223f            N/A        $4,505,000.00           $4,458,246.24     First
        22               FHA          Nursing         223f            N/A        $3,995,000.00           $3,990,142.49     First
        25               FHA        Multifamily       221d4           N/A        $3,813,200.00           $3,808,907.19     First
        26              GNMA        Multifamily       223f         372752PL      $3,758,600.00           $3,755,508.03     First
        29               FHA          Nursing         223f            N/A        $3,478,200.00           $3,475,510.39     First
        33              GNMA        Multifamily       223f         420201PN      $2,919,000.00           $2,916,367.21     First
        34               FHA        Multifamily       223f            N/A        $2,899,500.00           $2,899,500.00     First
        39               FHA          Nursing         223f            N/A        $2,701,300.00           $2,698,015.51     First
        42              GNMA        Multifamily       241f         378387PN      $2,392,800.00           $2,377,104.74    Second
        43               FHA          Nursing          232            N/A        $2,212,800.00           $2,208,574.32     First
        44               FHA        Multifamily       221d4           N/A        $2,205,000.00           $2,195,585.18     First
        45               FHA          Nursing          232            N/A        $2,187,200.00           $2,181,057.78     First
        46               FHA          Nursing          232            N/A        $2,160,000.00           $2,149,274.05     First
        47               FHA          Nursing         223f            N/A        $2,125,000.00           $2,122,416.20     First
        50              GNMA        Multifamily       223f         414001PL      $1,755,200.00           $1,754,051.85     First
        51               FHA        Multifamily       221d4           N/A        $1,738,900.00           $1,724,783.37     First
        53               FHA          Nursing          232            N/A        $1,709,100.00           $1,706,846.35     First
        55              GNMA        Multifamily       241f         378389PN      $1,707,700.00           $1,685,622.50    Second
        56               FHA          Nursing         223d            N/A        $1,655,000.00           $1,654,033.67    Second
        57              GNMA        Multifamily       223a7        420200PN      $1,624,500.00           $1,621,888.79     First
        58               FHA        Multifamily       223f            N/A        $1,568,500.00           $1,548,123.01     First
        60               FHA          Nursing         223f            N/A        $1,421,600.00           $1,419,871.50     First

        61              GNMA        Multifamily       223f         432832PL      $1,348,600.00           $1,347,420.26     First
        63               FHA        Multifamily        241            N/A        $1,302,400.00           $1,296,916.66    Second
                         FHA        Multifamily       223f            N/A        $1,139,700.00           $1,129,714.75     First
        64
        65              GNMA        Multifamily       221d4        373433PN      $1,053,900.00           $1,044,232.69     First



    Loan Number
  (corresponding     Mortgage      Net Asset       Servicing        First Due         Stated
  to Prospectus)       Rate          Ratio         Fee Rate           Date         Maturity Date
  --------------       ----          -----         --------           ----         -------------
         1*           8.375%        8.105%           0.270%         11/01/94         10/15/29
         3            8.450%        8.180%           0.270%         11/01/96         02/15/30

         7            8.500%        8.305%           0.195%         11/01/96         12/01/34
         9            8.250%        8.045%           0.205%         10/01/96         09/01/31
        11            8.550%        8.355%           0.195%         11/01/96         10/01/31
        15            8.000%        7.730%           0.270%         11/01/96         10/15/26
        18            9.125%        8.910%           0.215%         08/01/96         07/01/36
        20            9.000%        8.820%           0.180%         09/01/94         03/01/26

        21            8.900%        8.680%           0.220%         10/01/94         09/01/29
        22            8.500%        8.305%           0.195%         11/01/96         10/01/26
        25            9.500%        9.305%           0.195%         07/01/96         06/01/36
        26            8.250%        7.980%           0.270%         11/01/96         10/15/31
        29            8.500%        8.305%           0.195%         11/01/96         10/01/31
        33            7.875%        7.605%           0.270%         10/01/96         10/15/31
        34            8.125%        7.785%           0.340%         12/01/96         12/01/31
        39            8.500%        8.305%           0.195%         11/01/96         10/01/26
        42            8.750%        8.355%           0.395%         11/01/94         10/15/34
        43            9.125%        8.930%           0.195%         04/01/96         03/01/36
        44            9.250%        9.055%           0.195%         05/01/95         04/01/35
        45           10.000%        9.180%           0.820%         05/01/96         10/01/28
        46            9.750%        9.555%           0.195%         03/01/96         11/01/25
        47            8.500%        8.305%           0.195%         11/01/96         10/01/26
        50            8.125%        7.855%           0.270%         11/01/96         11/15/26
        51            9.500%        8.910%           0.590%         11/01/93         10/01/33
        53            9.500%        9.230%           0.270%         06/01/96         05/01/36
        55            9.000%        8.605%           0.395%         05/01/95         04/15/24
        56            8.500%        8.305%           0.195%         11/01/96         12/01/34
        57            7.750%        7.480%           0.270%         10/01/96         01/15/30
        58            9.250%        9.055%           0.195%         02/01/95         01/01/25
        60            8.500%        8.305%           0.195%         11/01/96         10/01/26
        61            8.000%        7.730%           0.270%         10/01/96         10/15/31
        63           10.000%        9.805%           0.195%         01/01/96         08/01/28
                      9.250%        8.930%           0.320%         12/01/94         11/01/29
        64
        65            8.950%        8.680%           0.270%         09/01/94         07/15/30

                               Daiwa Finance Corp.

                             MORTGAGE ASSET SCHEDULE


    Loan Number       Mortgage        Mortgage     Section of                      Original
  (corresponding        Asset         Property       Housing       GNMA Pool       Principal             Cut-Off Date      Lien
  to Prospectus)        Type            Type           Act          Number          Balance                 Balance      Position
  --------------      --------        --------     ----------      ---------       ---------             ------------    --------
        66               FHA        Multifamily       223f            N/A        $1,020,000.00           $1,012,990.69     First
        67               FHA        Multifamily       223f            N/A          $907,600.00             $901,698.13     First
        68               FHA          Nursing          232            N/A          $859,700.00             $857,717.45     First
        70               FHA          Nursing          232            N/A          $798,300.00             $796,134.95     First
        72               FHA          Nursing         223f            N/A          $765,000.00             $760,678.31     First
        73               FHA          Nursing          241            N/A          $700,000.00             $699,826.43    Second
        75              GNMA        Multifamily       241f         394108PL        $627,000.00             $623,332.08    Second
        76               FHA          Nursing         223d            N/A          $584,400.00             $581,345.23    Second
        77               FHA        Multifamily       241f            N/A          $557,500.00             $550,974.33    Second
        78               FHA        Multifamily       241f            N/A          $484,000.00             $482,682.61    Second
        79               FHA        Multifamily       223f            N/A          $480,800.00             $476,358.02     First
        80               FHA        Multifamily       241f            N/A          $310,000.00             $307,793.06    Second
        81               FHA        Multifamily       241f            N/A          $175,600.00             $174,827.00    Second
                                                                               ----------------------------------------
                                                                               $129,359,473.00         $128,857,177.03
                                                                               ========================================

    Loan Number
  (corresponding     Mortgage      Net Asset       Servicing        First Due         Stated
  to Prospectus)       Rate          Ratio         Fee Rate           Date         Maturity Date
  --------------       ----          -----         --------           ----         -------------
        66            9.250%        9.055%           0.195%         05/01/95         04/01/30
        67            9.250%        8.930%           0.320%         06/01/95         05/01/30
        68            9.500%        9.180%           0.320%         01/01/96         12/01/35
        70            9.500%        9.180%           0.320%         11/01/95         10/01/35
        72            8.500%        8.180%           0.320%         11/01/95         10/01/30
        73            8.750%        8.545%           0.205%         12/01/96         01/01/36
        75            9.000%        8.480%           0.520%         12/01/94         11/15/34
        76            8.500%        7.920%           0.580%         12/01/95         11/01/30
        77            9.250%        9.055%           0.195%         12/01/94         11/01/26
        78            8.625%        8.430%           0.195%         02/01/96         01/01/36
        79            8.500%        8.160%           0.340%         11/01/96         10/01/07
        80            8.750%        8.555%           0.195%         09/01/94         08/01/34
        81            9.500%        9.305%           0.195%         03/01/95         02/01/35



Total Number of Loans = 47

Definitions
FHA - FHA Project Loan
GNMA = GNMA Pool
Nursing = Nursing Facility
N/A = Not Applicable
N/AV = Not Available
U/W = Underwriting Report

Lockout Date = In accordance with Mortgage Note and HUD regulations, loan is locked out prior to this date.

Lockout Penalties of 5, 4, 3, 2, 1 = 5% declining 1% per year until zero.

Date of NOI = Last day of fiscal year for which NOI was being calculated. If financial statements were not available, HUD underwriting reports were utilized.

* The original and current principal balance for Loan No. 1 represents approximately 46% of GNMA pool with an original balance or $27,538,200.00. All numbers relating to debt service and NOI were calculated based on entire loan.

                               Daiwa Finance Corp.

                             MORTGAGE ASSET SCHEDULE


   Loan Number                                                                     Prepayment Provisions
  (corresponding       Remaining Term to                                        -----------------------------
        to              Stated Maturity          Debenture        Retained       Lockout         Penalties
   Prospectus)            (in Months)              Rate          Yield Rate       Date          (thereafter)          City
   -----------            -----------              ----          ----------       ----          ------------          ----

        1*                    394                   N/A             0.00%       10/01/99         5,4,3,2,1       Virginia Beach
        3                     398                   N/A             0.00%         None        7% till 11-1-01    Voorhees
                                                                                               then 5,4,3,2,1

        7                     456                  7.250%           0.00%       11/01/01            None         Brighton
        9                     417                  7.250%           0.00%       08/31/06            None         Erwin
        11                    418                  7.250%           0.00%       09/26/06            None         Mt. Vernon
        15                    358                   N/A             0.00%       10/01/96         5,4,3,2,1       Lafayette
        18                    475                  8.375%           0.00%       11/01/01         5,4,3,2,1       Killeen
        20                    351                 11.500%           2.50%       07/01/94       10% declining     Westfield
                                                                                                1/2% per year

        21                    393                  7.750%           0.00%       09/01/99            None         Sierra Vista
        22                    358                  7.250%           0.00%       10/01/01         5,4,3,2,1       Greenville
        25                    474                  7.750%           0.00%       02/08/01         5,4,3,2,1       La Porte
        26                    418                   N/A             0.00%       11/01/06            None         Texas City
        29                    418                  7.250%           0.00%       10/01/01         5,4,3,2,1       Big Rapids
        33                    418                   N/A             0.00%       11/01/01         5,4,3,2,1       East Haven
        34                    419                  7.250%           0.00%       01/01/02         5,4,3,2,1       San Bernardino
        39                    358                  7.250%           0.00%       10/01/01         5,4,3,2,1       E. Lansing
        42                    454                   N/A             0.00%       09/30/04            None         Naugatuck
        43                    471                  8.375%           0.00%       01/01/01         5,4,3,2,1       Montrose
        44                    460                  8.375%           0.00%       03/08/00         5,4,3,2,1       Chicago
        45                    382                  7.750%           0.00%       07/28/00         5,4,3,2,1       Keysville
        46                    347                  8.375%           0.00%       12/01/00         5,4,3,2,1       Muskegon
        47                    358                  7.250%           0.00%       10/01/01         5,4,3,2,1       Litchfield
        50                    359                   N/A             0.00%       10/01/01         5,4,3,2,1       Spring Valley
        51                    442                  8.000%           0.00%       11/01/03            None         Duluth
        53                    473                  8.375%           0.00%       06/01/01         5,4,3,2,1       Lancaster
        55                    328                   N/A             0.00%       05/01/00         5,4,3,2,1       Cumberland
        56                    456                  7.250%           0.00%       11/01/01            None         Brighton
        57                    397                   N/A             0.00%       10/01/01         5,4,3,2,1       Miami Twnshp.
        58                    337                  7.750%           0.00%       01/01/00         5,4,3,2,1       Waterbury
        60                    358                  7.250%           0.00%       10/01/01         5,4,3,2,1       Zeeland
        61                    418                   N/A             0.00%       10/01/06            None         Burnsville
        63                    380                  8.375%           0.00%       11/01/00         5,4,3,2,1       Lexington
        64                    395                  7.750%           0.00%       11/01/99         5,4,3,2,1       Reynoldsburg
        65                    403                   N/A             0.00%       11/01/04            None         New Hope

        66                    400                  8.375%           0.00%       04/01/00         5,4,3,2,1       Biddeford




   Loan Number                                           Cut-Off Debt
  (corresponding                                            Service
        to                             Annual Debt         Coverage
   Prospectus)        State             Service             Ratio           NOI        Date of NOI
   -----------        -----             -------             -----           ---        -----------

        1*              VA            $2,437,655.00         1.17       $2,854,403.00     12/31/95
        3               NJ              $992,909.00         1.34       $1,330,613.00     12/31/95


        7               MA            $1,011,163.00         1.19       $1,011,163.00     U/W 1996
        9               NY              $681,876.00         1.53       $1,045,944.00     U/W 1996
        11              IL              $666,714.00         1.23        $822,500.00      U/W 1996
        15              IN              $479,882.00         1.30        $625,472.00      U/W 1996
        18              TX              $463,257.00         1.17        $542,367.00      U/W 1995
        20              NY              $435,077.00         1.90        $826,616.00      U/W 1994


        21              AZ              $419,790.00         1.33        $556,900.00      U/W 1994
        22              MI              $368,617.00         1.36        $500,520.00      U/W 1996
        25              TX              $370,671.00         1.17        $433,060.00      U/W 1994
        26              TX              $328,573.00         1.40        $459,304.00      U/W 1996
        29              MI              $311,728.00         1.55        $483,120.00      U/W 1996
        33              CT              $245,507.00         1.62        $397,369.00      U/W 1996
        34              CA              $250,294.00         1.32        $330,891.00      U/W 1996
        39              MI              $249,248.00         1.78        $444,866.00      U/W 1996
        42              CT              $215,975.00         N/AV               N/AV        N/AV
        43              MI              $207,383.00         1.27        $264,120.00      U/W 1995
        44              IL              $209,209.00         1.17        $244,714.00      U/W 1995
        45              GA              $227,667.00         1.20        $273,087.00      U/W 1994
        46              MI              $223,007.00         1.40        $312,225.00      U/W 1994
        47              MI              $196,073.00         1.28        $250,047.00      U/W 1996
        50              CA              $156,185.00         1.25        $195,120.00      U/W 1996
        51              MN              $169,034.00         1.17        $197,486.00      U/W 1992
        53              OH              $166,137.00         1.29        $213,635.00      U/W 1995
        55              MD              $164,197.00         N/AV               N/AV        N/AV
        56              MA              $146,452.00         N/AV       $1,011,163.00     U/W 1996
        57              OH              $136,276.00         1.44        $196,129.00      U/W 1996
        58              CT              $154,844.00         1.24        $191,401.00      U/W 1994
        60              MI              $131,170.00         1.32        $172,480.00      U/W 1996
        61              MN              $114,893.00         1.32        $151,891.00      U/W 1996
        63              KY              $135,477.00         N/AV               N/AV        N/AV
        64              OH              $109,787.00         1.24        $135,876.00      U/W 1994
        65              AL               $98,352.00         1.33        $130,878.00      U/W 1994
        66              ME               $98,256.00         1.37        $134,338.00      U/W 1995

                               Daiwa Finance Corp.

                             MORTGAGE ASSET SCHEDULE

   Loan Number                                                                     Prepayment Provisions
  (corresponding       Remaining Term to                                        -----------------------------
        to              Stated Maturity          Debenture        Retained       Lockout         Penalties
   Prospectus)            (in Months)              Rate          Yield Rate       Date          (thereafter)          City
   -----------            -----------              ----          ----------       ----          ------------          ----
        67                    401                  8.375%           0.00%       05/01/00         5,4,3,2,1       Cuyahoga Falls
        68                    468                  7.750%           0.00%       01/01/01         5,4,3,2,1       Wash. Crthse.
        70                    466                  7.750%           0.00%       11/01/00         5,4,3,2,1       Marysville
        72                    406                  7.250%           0.00%       11/01/00         5,4,3,2,1       Marysville
        73                    469                  7.250%           0.00%       11/01/06            None         Stamford
        75                    455                   N/A             0.00%       11/01/04            None         Excelsior
        76                    407                  7.250%           0.00%       11/01/05            None         Topsham
        77                    359                  7.750%           0.00%       11/30/99         5,4,3,2,1       Grand Island
        78                    469                  7.250%           0.00%       12/12/00         5,4,3,2,1       Los Angeles
        79                    130                  7.250%           0.00%       11/01/01            None         Irving
        80                    452                  7.750%           0.00%       07/23/99         5,4,3,2,1       Ashland
        81                    458                  8.375%           0.00%       01/27/05            None         Ashland

   Loan Number                                          Cut-Off Debt
  (corresponding                                           Service
        to                            Annual Debt         Coverage
   Prospectus)       State             Service             Ratio           NOI        Date of NOI
   -----------       -----             -------             -----           ---        -----------
        67             OH               $87,428.00         1.24        $108,204.00      U/W 1995
        68             OH               $83,569.00         1.27        $106,132.00      U/W 1994
        70             OH               $77,601.00         1.19         $92,559.00      U/W 1994
        72             OH               $68,562.00         1.31         $89,709.00      U/W 1995
        73             NY               $63,333.00         N/AV               N/AV        N/AV
        75             MO               $56,593.00         N/AV               N/AV        N/AV
        76             ME               $52,376.00         N/AV               N/AV        N/AV
        77             NE               $54,421.00         N/AV               N/AV        N/AV
        78             CA               $43,131.00         N/AV               N/AV        N/AV
        79             TX               $67,426.00         1.08         $72,541.00      U/W 1996
        80             OR               $27,981.00         N/AV               N/AV        N/AV
        81             OR               $17,070.00         N/AV               N/AV        N/AV






Total Number of Loans = 47

Definitions
FHA = FHA Project Loan
GNMA = GNMA Pool
Nursing = Nursing Facility
N/A = Not Applicable
N/AV = Not Available
U/W = Underwriting Report

Lockout Date = In accordance with Mortgage Note and HUD regulations, loan is locked out prior to this date.

Lockout Penalties of 5,4,3,2,1 = 5% declining 1% per year until zero.

Date of NOI = Last day of fiscal year for which NOI was being calculated. If financial statements were not available, HUD underwriting reports were utilized.

*The original and current principal balance for Loan No. 1 represents approximately 46% of a GNMA pool with an original balance of $27,538,200.00. All numbers relating to debt service and NOI were calculated based on entire loan.

Greystone Loan Schedule

                (I)          (II)            (III)           (IV)             (V)            (VI)           (VII)       (VIII)
                ---          ----            -----           ----             ---            ----           -----       ------


                           Property       Section of         GNMA          Original         Cut-Off         Lien       Mortgage
     #         Type          Type         Housing Act     Pool Number       Balance         Balance       Position       Rate
-----------------------------------------------------------------------------------------------------------------------------------
     2          FHA    Multifamily       207               101-11023      11,503,900.00   11,238,870.62     First          8.600%
     4          FHA    Multifamily       221(d)4           012-35203       9,879,400.00    9,021,896.41     First          9.500%
     5          FHA    Multifamily       223(e)            012-57014       9,236,700.00    8,187,273.54     First          8.500%
     6          FHA    Multifamily       220               017-32023       8,116,378.00    8,075,289.33     First          7.500%
     8          FHA    Multifamily       220               012-32188       8,734,900.00    7,879,950.96     First          9.000%
     10        GNMA    Multifamily       223(f)             413874         7,609,700.00    7,577,130.35     First          7.750%
     12        GNMA    Nursing Facility  232                157013         6,559,300.00    6,557,351.99     First          7.875%
     13         FHA    Nursing Facility  223(f)            024-43059       5,943,500.00    5,924,426.63     First          7.875%
     14        GNMA    Multifamily       223(f)             382270         5,649,100.00    5,511,712.40     First          8.375%
     16        GNMA    Multifamily       223(f)             419430         5,047,300.00    5,047,300.00     First          7.875%
     17         FHA    Multifamily       223(f)            133-11012       5,015,000.00    5,002,528.51     First          8.275%
     19         FHA    Nursing Facility  223(f)            024-43060       4,734,200.00    4,758,879.05     First          7.875%
     23         FHA    Nursing Facility  223(f)            042-43122       4,004,700.00    3,980,953.75     First          8.300%
     24         FHA    Multifamily       2223(f)           067-11058       3,867,500.00    3,838,016.35     First          8.825%
     27         FHA    Multifamily       221(d)4           114-35324       3,850,000.00    3,687,868.23     First          9.750%
     28         FHA    Multifamily       221(d)4           012-35281       4,459,300.00    3,485,858.44     First          9.500%
     30         FHA    Nursing Facility  232               042-43084       3,434,200.00    3,398,410.30     First         10.500%
     31         FHA    Multifamily       223(f)            000-94033       3,337,680.79    3,313,791.33     First          8.250%
     32         FHA    Multifamily       223(a)7           012-35639       2,990,100.00    2,930,412.99     First          8.500%
     35        GNMA    Multifamily       223(a)7            181119         2,892,800.00    2,856,635.08     First          8.450%
     36         FHA    Nursing Facility  223(f)            091-22001       2,837,900.00    2,836,736.71     First          8.250%
     37         FHA    Nursing Facility  223(f)            091-22003       2,779,800.00    2,778,660.53     First          8.250%
     38         FHA    Nursing Facility  223(f)            091-22002       2,750,400.00    2,749,272.58     First          8.250%
     40         FHA    Multifamily       223(f)            133-11010       2,465,000.00    2,458,869.91     First          8.275%
     41         FHA    Nursing Facility  232               047-43062       2,562,400.00    2,441,713.46     First          9.750%
     48        GNMA    Nursing Facility  223(f)             436930         1,829,800.00    1,826,768.71     First          8.250%
     49         FHA    Nursing Facility  232               042-43086       1,806,200.00    1,792,587.20     First         10.500%
     52         FHA    Multifamily       223(f)            044-94005       1,725,000.00    1,709,275.94     First          8.875%
     54         FHA    Nursing Facility  232               042-43087       1,715,600.00    1,702,543.25     First         10.500%
     59        GNMA    Multifamily       223(a)7            427643         1,506,400.00    1,500,220.30     First          8.250%
     62         FHA    Multifamily       221(d)4           053-35553       1,354,300.00    1,304,408.10     First          8.000%
     69         FHA    Multifamily       223(f)            133-11011         844,000.00      841,901.08     First          8.275%
     71        GNMA    Multifamily       223(f)             285711           819,796.00      792,721.81     First          7.900%
     74         FHA    Multifamily       241               051-10004         660,100.00      643,050.76    Second         10.250%


              (IX)         (X)           (XI)          (XII)        (XIII)        (XIV)        (XV)
              ----         ---           ----          -----        ------        -----        ----
                                                                  Remaining
                        Servicing       First         Stated       Term to         FHA       Retained
            Net Asset      Fee        Scheduled      Maturity       Stated      Debenture      Yield
     #        Rate         Rate        Due Date        Date        Maturity       Rate         Rate
--------------------------------------------------------------------------------------------------------
     2           8.405%     0.175%      1/1/97            9/1/27     369             8.500%
     4           9.305%     0.175%      1/1/97            3/1/21     291             7.750%
     5           8.360%     0.120%      1/1/97            2/1/21     290             7.125%
     6           7.380%     0.100%      1/1/97           11/1/29     395            11.625%      4.125%
     8           8.805%     0.175%      1/1/97            6/1/20     282             7.250%
     10          7.355%     0.000%      1/1/97            3/1/31     411               N/A
     12          7.605%     0.000%      1/1/97           11/1/36     479               N/A
     13          7.680%     0.175%      1/1/97            5/1/31     413             6.500%
     14          7.980%     0.000%      1/1/97            4/1/23     316               N/A
     16          7.605%     0.000%      1/1/97           12/1/31     420               N/A
     17          8.055%     0.200%      1/1/97            6/1/31     414             6.500%
     19          7.680%     0.175%      1/1/97            5/1/31     413             6.500%
     23          7.930%     0.350%      1/1/97            8/1/30     404             8.375%      0.075%
     24          8.630%     0.175%      1/1/97            4/1/30     400             8.375%
     27          9.610%     0.120%      1/1/97            6/1/25     342            10.125%      0.375%
     28          9.305%     0.175%      1/1/97           12/1/20     288             7.750%
     30         10.330%     0.150%      1/1/97           12/1/31     420             9.000%
     31          8.130%     0.100%      1/1/97            6/1/21     294            10.250%      2.000%
     32          8.180%     0.300%      1/1/97           10/1/23     322             7.250%
     35          8.180%     0.000%      1/1/97           7/15/29     391               N/A
     36          7.930%     0.300%      1/1/97           11/1/31     419             7.250%
     37          7.930%     0.300%      1/1/97           11/1/31     419             7.250%
     38          7.930%     0.300%      1/1/97           11/1/31     419             7.250%
     40          8.055%     0.200%      1/1/97            6/1/31     414             6.500%
     41          9.055%     0.675%      1/1/97           11/1/17     251             8.000%
     48          7.980%     0.000%      1/1/97           8/15/31     416               N/A
     49         10.305%     0.175%      1/1/97            6/1/32     426             9.000%
     52          8.555%     0.300%      1/1/97            5/1/22     305             8.000%
     54         10.305%     0.175%      1/1/97            5/1/32     425             9.000%
     59          7.980%     0.000%      1/1/97           11/1/25     347               N/A
     62          7.805%     0.175%      1/1/97            9/1/27     369            10.250%      2.250%
     69          8.055%     0.200%      1/1/97            6/1/31     414             6.500%
     71          7.630%     0.000%      1/1/97           12/1/21     300               N/A
     74          9.930%     0.300%      1/1/97           12/1/27     372            10.250%

Greystone Loan Schedule

                         (XVI)                        (XVII)                  (XVIII)       (XIX)         (XX)            (XXI)

                                                                              Annual       Cut-Off                         NOI
#                Prepayment Provision                  City    State       Debt Service      DSCR          NOI            Date
-----------------------------------------------------------------------------------------------------------------------------------

2   L(0.67)                                  Aurora             CO             1,041,212       1.79       1,865,539       FY'96
4   0.750%(.75)...0.125%(1)                  New York           NY               960,351       1.07       1,029,957       FY'94
5   0.750%(0.5)...0.125%(1)                  New York           NY               812,564       1.33       1,076,996       FY'95
6   L(9.25)                                  Hartford           CT               662,158       0.99         657,598       FY'95
8   0.75%(0.17)...0.125%(1)                  New York           NY               808,532       1.60       1,290,361       FY'95
10  L(4.25),5%(1),4%(1),3%(1),2%(1),1%(1)    Atlanta            GA               673,601       1.60       1,076,744       FY'95
12  L(9.92)                                  Atlanta            PA               539,921       1.41         760,000        U/W
13  L(4.33),5%(1),4%(1),3%(1),2%(1),1%(1)    Dover              NH               500,110       1.67         835,232        U/W
14  L(2.33),5%(1),4%(1),3%(1),2%(1),1%(1)    Austintown         OH                  N/A         N/A           N/A          N/A
16  L(5),5%(1),4%(1),3%(1),2%(1),1%(1)       Blacksburg         VA                  N/A         N/A           N/A          N/A
17  L(4.42),5%(1),4%(1),3%(1),2%(1),1%(1)    Lubbock            TX                  N/A         N/A           N/A          N/A
19  L(4.33),5%(1),4%(1),3%(1),2%(1),1%(1)    Exeter             NH               401,720       1.67         670,912        U/W
23  L(3.67),5%(1),4%(1),3%(1),2%(1),1%(1)    Tallonadge         OH               351,847       1.59         559,357       FY'95
24  L(3.25),5%(1),4%(1),3%(1),2%(1),1%(1)    Merritt Island     FL               357,793       1.32         473,165        U/W
27  1.375%(1.0)...0.125%(1)                  Port Arthur        TX                  N/A         N/A           N/A          N/A
28  0.750%(1)...0.125%(1)                    New York           NY               449,721       1.75         788,156       FY'95
30  L(5)                                     Navarre            OH               366,183       1.61         590,711       FY'95
31  L(9.42)                                  Suitland           MD               315,475       0.44         137,247       FY'96
32  L(4.00)                                  Brooklyn           NY               311,556       1.50         468,370       FY'95
35  L(2.58),5%(1),4%(1),3%(1),2%(1),1%(1)    Laurel             MD                  N/A         N/A           N/A          N/A
36  L(4.83),5%(1),4%(1),3%(1),2%(1),1%(1)    Rapid City         SD               248,086       2.68         663,956        U/W
37  L(4.83),5%(1),4%(1),3%(1),2%(1),1%(1)    Pierre             SD               243,007       2.43         590,151        U/W
38  L(4.83),5%(1),4%(1),3%(1),2%(1),1%(1)    Rapid City         SD               240,437       2.19         526,511        U/W
40  L(4.42),5%(1),4%(1),3%(1),2%(1),1%(1)    Lubbock            TX                  N/A         N/A           N/A          N/A
41  L(0.58),5%(1),4%(1),3%(1),2%(1),1%(1)    Manistee           MI               274,014       1.39         381,959       FY'94
48  L(4.58),5%(1),4%(1),3%(1),2%(1),1%(1)    Lonacering         MD               159,959       2.00         320,223        U/W
49  L(5.5)                                   Wadsworth          OH               192,981       1.37         264,706       FY'95
52  L(0.08),3%(1),2%(1),1%(1)                Detroit            MI               169,622       0.97         164,239       FY'94
54  L(5.42)                                  Plain Township     OH               183,329       1.16         212,135       FY'95
59  L(4.42),5%(1),4%(1),3%(1),2%(1),1%(1)    Amherst            MA               136,427       1.42         194,328       FY'95
62  L(7)                                     Clayton            NC               114,199       1.25         142,222       FY'95
69  L(4.42),5%(1),4%(1),3%(1),2%(1),1%(1)    Lubbock            TX                73,967       1.37         101,609        U/W
71  2%(1),1%(1)                              Philadelphia       PA                72,791       1.27          92,115       FY'95
74  1.0%(0.83)                               Roanoke            VA               240,145       1.84         442,210       FY'95